Exhibit 99.1

QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED SEPTEMBER 30, 2021 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-

looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties, finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2021. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Third Quarter 2021 Operating Results

BEACHWOOD, OHIO, October 25, 2021-- SITE Centers Corp. (NYSE: SITC), an owner of open-air shopping centers located in suburban, high household income communities, announced today operating results for the quarter ended September 30, 2021.

“Third quarter results and recent activity highlight SITE Centers’ continued success and momentum on multiple fronts: new leasing volume was the highest for any quarter in over two years, the Company met 2021 investment goals with the acquisition of Hammond Springs, and in October Retail Value Inc. declared and paid $190 million of preferred dividends to SITE Centers,” commented David R. Lukes, President and Chief Executive Officer. “We believe continued operational and investment momentum, along with the distribution on our preferred investment in RVI, position SITE Centers for a multi-year period of sustainable growth.”

Results for the Quarter

•

Third quarter net income attributable to common shareholders was $25.3 million, or $0.12 per diluted share, as compared to net income of $2.2 million, or $0.01 per diluted share, in the year-ago period. The year-over-year increase in net income was primarily attributable to lower uncollectible revenue related to the COVID-19 pandemic, lower general and administrative expenses, gains reported from asset sales and higher disposition fees earned from Retail Value Inc. (‘RVI”), partially offset by lower interest income and the valuation allowance related to the Company’s former preferred investments in the BRE DDR ventures, which were terminated in the fourth quarter of 2020.

•

Third quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $61.4 million, or $0.29 per diluted share, compared to $43.5 million, or $0.23 per diluted share, in the year-ago period. The year-over-year increase was primarily attributable to lower uncollectible revenue related to the COVID-19 pandemic and lower general and administrative expenses, partially offset by lower interest income. Third quarter results included $1.6 million of net revenue at SITE Centers’ share related to prior periods primarily from cash basis tenants.

Significant Third Quarter and Recent Activity

•	In September 2021, acquired Hammond Springs (Atlanta, GA) for $31.0 million.
•	Sold one unconsolidated shopping center and two wholly-owned land parcels for an aggregate sales price of $34.2 million, totaling $21.1 million at SITE Centers’ share.
•

In the third quarter of 2021, the Company offered and sold 720,076 common shares on a forward basis under its $250 million ATM program at a weighted-average price of $15.89 per share generating expected gross proceeds before issuance costs of $11.4 million. The shares may be settled at any time before the settlement date, September 9, 2022. Year to date, the Company has offered and sold 1,700,472 shares on a forward basis under its ATM program at a weighted average price of $15.43 per share before issuance costs generating expected gross proceeds of $26.2 million with no shares settled to date.

•

On October 6, 2021, SITE Centers received a distribution of $190 million on the RVI Series A Preferred Shares which represents the full amount expected to be paid by RVI on account of the Company’s preferred investment.

•	In October 2021, the Company repaid $87.6 million of mortgage debt, which was scheduled to mature in January 2022.

Key Quarterly Operating Results

•

Reported an increase of 21.6% in SSNOI on a pro rata basis for the third quarter of 2021, including redevelopment, as compared to the year-ago period. The third quarter 2021 results were favorably impacted by lower year-over-year uncollectible revenue and prior period rent collections from cash basis tenants.

•

Generated new leasing spreads of 7.3% and renewal leasing spreads of 0.6%, both on a pro rata basis, for the trailing twelve-month period ended September 30, 2021 and new leasing spreads of 18.1% and renewal leasing spreads of 2.6%, both on a pro rata basis, for the third quarter of 2021.

•	Reported a leased rate of 92.3% at September 30, 2021 on a pro rata basis, compared to 91.6% on a pro rata basis at December 31, 2020 and 91.9% at September 30, 2020.
•	As of September 30, 2021, the signed but not opened spread was 210 basis points representing $11.9 million of annualized base rent on a pro rata basis.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.44 at September 30, 2021, compared to $18.53 at September 30, 2020.

COVID-19 Update

•	As of October 15, 2021, all of the Company’s properties remain open and operational with 100% of tenants, at the Company’s share and based on average base rents open for business.
•

As of October 15, 2021, the Company’s tenants had paid approximately 99% of third quarter 2021 rents. The payment rates for the Company’s tenants, at the Company’s share and based on average base rents are reflected as follows:

	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21
As of October 15, 2021	91%	96%	97%	98%	99%	99%
As of July 21, 2021	89%	93%	97%	97%	98%	N/A
As of April 16, 2021	84%	89%	95%	96%	N/A	N/A
As of February 12, 2021	79%	88%	94%	N/A	N/A	N/A
As of October 23, 2020	70%	84%	N/A	N/A	N/A	N/A
As of July 24, 2020	64%	N/A	N/A	N/A	N/A	N/A

•

As of October 15, 2021, agreed upon rent deferral arrangements with tenants that remain unpaid represented approximately 1% of 2020 rents. Agreed upon rental deferral arrangements for the first quarter of 2021 through third quarter of 2021 are immaterial.

Guidance

The Company has updated its 2021 full year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the third quarter operating results. RVI disposition and refinancing fees, impairment charges, gains on sale of assets and debt extinguishment are excluded from guidance. The guidance update is as follows:

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	FY 2021E (prior) Per Share – Diluted	FY 2021E (revised) Per Share – Diluted
Net income attributable to Common Shareholders	$0.15 – $0.20	$0.28 – $0.30
Depreciation and amortization of real estate	0.83 – 0.86	0.83 – 0.86
Equity in net (income) of JVs	(0.05)	(0.06)
JVs' FFO	0.08 – 0.10	0.09 – 0.11
Gain on sale of joint venture interest, net (reported actual)	(0.07)	(0.10)
Impairment of real estate (reported actual)	0.03	0.03
FFO (NAREIT)	$1.00 – $1.04	$1.10 – $1.11
Disposition fees (reported actual)	—	(0.03)
Mark-to-market adjustment (PRSUs) and other (reported actual)	0.03	0.03
Write-off of Class K Preferred Share original issuance costs	0.03	0.03
Operating FFO	$1.06 – $1.10	$1.13 – $1.14

Other key assumptions for 2021 guidance include:

	FY 2021E (prior)	FY 2021E (revised)
Joint Venture fee income	$12 – $14 million	$13 – $14 million
RVI fee income (excluding disposition fees) (1)	$15 – $17 million	$16 – $17 million
SSNOI (2)	10.5% – 13.0%	12.5% – 14.0%

(1)	Consistent with 2019 and 2020, guidance excludes impact of disposition and refinancing fees from RVI for the full year.
(2)	Including redevelopment.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at www.sitecenters.com. To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 8760189 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ website at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 10158874 through November 25, 2021. Copies of the Company’s Supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein. Reconciliation of the 2021 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2021. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Forms 10-K and 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		3Q21	3Q20	9M21	9M20
	Revenues:
	Rental income (1)	$120,569	$95,874	$366,689	$306,482
	Other property revenues	514	70	1,095	1,804
		121,083	95,944	367,784	308,286
	Expenses:
	Operating and maintenance	18,562	15,775	58,200	50,774
	Real estate taxes	19,160	16,542	58,359	51,547
		37,722	32,317	116,559	102,321

	Net operating income	83,361	63,627	251,225	205,965

	Other income (expense):
	Fee income (2)	13,358	9,610	30,264	34,149
	Interest expense	(19,170)	(18,089)	(57,701)	(58,487)
	Depreciation and amortization	(44,669)	(41,148)	(137,446)	(125,014)
	General and administrative (3)	(11,727)	(13,664)	(41,547)	(38,542)
	Other expense, net (4)	(524)	3,259	(1,214)	(7,727)
	Impairment charges	0	0	(7,270)	0
	Income before earnings from JVs and other	20,629	3,595	36,311	10,344

	Equity in net income of JVs	1,824	250	11,059	908
	Adjustment (reserve) of preferred equity interests	0	3,542	0	(19,393)
	Gain on sale of joint venture interests	35	82	13,943	45,635
	Gain on disposition of real estate, net	5,871	218	6,069	993
	Tax expense	(202)	(284)	(1,057)	(859)
	Net income	28,157	7,403	66,325	37,628
	Non-controlling interests	(93)	(116)	(384)	(621)
	Net income SITE Centers	28,064	7,287	65,941	37,007
	Write-off of preferred share original issuance costs	0	0	(5,156)	0
	Preferred dividends	(2,789)	(5,133)	(10,867)	(15,399)
	Net income Common Shareholders	$25,275	$2,154	$49,918	$21,608

	Weighted average shares – Basic – EPS	211,048	193,203	206,918	193,366
	Assumed conversion of diluted securities	1,143	162	1,156	0
	Weighted average shares – Basic & Diluted – EPS	212,191	193,365	208,074	193,366

	Earnings per common share – Basic	$0.12	$0.01	$0.24	$0.11
	Earnings per common share – Diluted	$0.12	$0.01	$0.24	$0.11

(1)	Rental income:
	Minimum rents	$79,256	$75,158	$236,362	$225,627
	Ground lease minimum rents	6,547	5,418	19,407	16,319
	Percentage and overage rent	1,016	806	3,349	1,770
	Straight-line rent, net	687	551	456	(269)
	Amortization of (above)/below-market rent, net	897	1,026	2,771	3,058
	Recoveries	29,441	25,833	90,518	80,371
	Uncollectible revenue	1,083	(14,188)	8,268	(27,918)
	Ancillary and other rental income	1,586	1,194	4,427	4,260
	Lease termination fees	56	76	1,131	3,264

(2)	Fee Income:
	JV and other fees	3,846	4,037	10,817	15,416
	RVI fees	4,012	4,717	13,355	16,111
	RVI disposition fees	5,500	856	6,092	2,622

(3)	Mark-to-market adjustment (PRSUs)	0	(289)	(5,589)	1,617
	Executive separation charge	0	(1,650)	0	(1,650)

(4)	Other income (expense), net:
	Transaction and other expense, net	(356)	(186)	(707)	(1,021)
	Interest income	(168)	3,445	(492)	10,480
	Debt extinguishment costs, net	0	0	(15)	(17,186)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	3Q21	3Q20	9M21	9M20
Net income attributable to Common Shareholders	$25,275	$2,154	$49,918	$21,608
Depreciation and amortization of real estate	43,283	39,812	133,279	120,889
Equity in net income of JVs	(1,824)	(250)	(11,059)	(908)
JVs' FFO	5,659	4,388	17,065	14,529
Non-controlling interests	17	0	49	28
Impairment of real estate	0	0	7,270	0
(Adjustment) reserve of preferred equity interests	0	(3,542)	0	19,393
Gain on sale of joint venture interests	(35)	(82)	(13,943)	(45,635)
Gain on disposition of real estate, net	(5,871)	(218)	(6,069)	(993)
FFO attributable to Common Shareholders	$66,504	$42,262	$176,510	$128,911
RVI disposition fees	(5,500)	(856)	(6,092)	(2,622)
Mark-to-market adjustment (PRSUs)	0	289	5,589	(1,617)
Executive separation charge	0	1,650	0	1,650
Debt extinguishment, transaction, net	356	186	722	18,207
Joint ventures - debt extinguishment, other	1	0	32	42
Write-off of preferred share original issuance costs	0	0	5,156	0
Total non-operating items, net	(5,143)	1,269	5,407	15,660
Operating FFO attributable to Common Shareholders	$61,361	$43,531	$181,917	$144,571

Weighted average shares & units – Basic: FFO & OFFO	211,189	193,343	207,059	193,507
Assumed conversion of dilutive securities	1,143	21	1,156	0
Weighted average shares & units – Diluted: FFO & OFFO	212,332	193,364	208,215	193,507

FFO per share – Basic	$0.31	$0.22	$0.85	$0.67
FFO per share – Diluted	$0.31	$0.22	$0.85	$0.67
Operating FFO per share – Basic	$0.29	$0.23	$0.88	$0.75
Operating FFO per share – Diluted	$0.29	$0.23	$0.87	$0.75
Common stock dividends declared, per share	$0.12	$0.00	$0.35	$0.20

Capital expenditures (SITE Centers share):
Redevelopment costs (major and tactical)	6,143	3,289	12,698	17,431
Maintenance capital expenditures	3,153	3,394	9,449	10,989
Tenant allowances and landlord work	9,763	2,655	27,540	18,246
Leasing commissions	1,838	786	4,406	2,412
Construction administrative costs (capitalized)	805	715	2,220	2,195

Certain non-cash items (SITE Centers share):
Straight-line rent	727	739	559	(390)
Straight-line fixed CAM	149	155	416	450
Amortization of (above)/below-market rent, net	993	1,230	3,082	3,780
Straight-line ground rent expense	(25)	(45)	(97)	(167)
Debt fair value and loan cost amortization	(1,261)	(1,233)	(3,717)	(3,587)
Capitalized interest expense	200	234	462	792
Stock compensation expense	(1,947)	(2,710)	(11,323)	(5,088)
Non-real estate depreciation expense	(1,319)	(1,270)	(3,971)	(3,938)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		3Q21	4Q20
	Assets:
	Land	$962,872	$953,556
	Buildings	3,533,242	3,488,499
	Fixtures and tenant improvements	544,374	509,866
		5,040,488	4,951,921
	Depreciation	(1,536,248)	(1,427,057)
		3,504,240	3,524,864
	Construction in progress and land	42,143	37,467
	Real estate, net	3,546,383	3,562,331

	Investments in and advances to JVs	72,684	77,297
	Investment in and advances to affiliate (1)	190,121	190,035
	Cash	61,924	69,742
	Restricted cash	3,414	4,672
	Receivables and straight-line (2)	59,910	73,517
	Intangible assets, net (3)	97,474	111,022
	Other assets, net	20,383	19,668
	Total Assets	4,052,293	4,108,284

	Liabilities and Equity:
	Revolving credit facilities	0	135,000
	Unsecured debt	1,451,229	1,449,613
	Unsecured term loan	99,767	99,635
	Secured debt	241,561	249,260
		1,792,557	1,933,508
	Dividends payable	28,251	14,844
	Other liabilities (4)	213,018	215,109
	Total Liabilities	2,033,826	2,163,461

	Preferred shares	175,000	325,000
	Common shares	21,110	19,400
	Paid-in capital	5,942,466	5,705,164
	Distributions in excess of net income	(4,123,534)	(4,099,534)
	Deferred compensation	4,590	5,479
	Other comprehensive income	0	(2,682)
	Common shares in treasury at cost	(4,815)	(11,319)
	Non-controlling interests	3,650	3,315
	Total Equity	2,018,467	1,944,823

	Total Liabilities and Equity	$4,052,293	$4,108,284

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	121	35

(2)	SL rents (including fixed CAM), net	31,178	30,552

(3)	Operating lease right of use assets	19,469	$20,604

(4)	Operating lease liabilities	38,889	39,794
	Below-market leases, net	54,802	57,348

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	3Q21	3Q20	3Q21	3Q20
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$28,064	$7,287	$28,064	$7,287
Fee income	(13,358)	(9,610)	(13,358)	(9,610)
Interest expense	19,170	18,089	19,170	18,089
Depreciation and amortization	44,669	41,148	44,669	41,148
General and administrative	11,727	13,664	11,727	13,664
Other expense (income), net	524	(3,259)	524	(3,259)
Impairment charges	0	0	0	0
Equity in net income of joint ventures	(1,824)	(250)	(1,824)	(250)
Adjustment of preferred equity interests	0	(3,542)	0	(3,542)
Tax expense	202	284	202	284
Gain on sale of joint venture interests	(35)	(82)	(35)	(82)
Gain on disposition of real estate, net	(5,871)	(218)	(5,871)	(218)
Income from non-controlling interests	93	116	93	116
Consolidated NOI	83,361	63,627	83,361	63,627
SITE Centers' consolidated JV	0	0	(284)	(320)
Consolidated NOI, net of non-controlling interests	83,361	63,627	83,077	63,307

Net income (loss) from unconsolidated joint ventures	4,863	(4,748)	1,756	59
Interest expense	10,980	14,700	2,706	2,937
Depreciation and amortization	16,605	23,901	3,805	4,250
Impairment charges	0	0	0	0
Preferred share expense	0	4,626	0	231
Other expense, net	2,832	3,246	700	694
Loss (gain) on disposition of real estate, net	455	(319)	91	(43)
Unconsolidated NOI	$35,735	$41,406	9,058	8,128

Total Consolidated + Unconsolidated NOI			92,135	71,435
Less: Non-Same Store NOI adjustments			(516)	3,923
Total SSNOI including redevelopment			91,619	75,358
Less: Redevelopment Same Store NOI adjustments			(3,643)	(2,338)
Total SSNOI excluding redevelopment			$87,976	$73,020

SSNOI % Change including redevelopment			21.6%
SSNOI % Change excluding redevelopment			20.5%

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	9M21	9M20	9M21	9M20
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$65,941	$37,007	$65,941	$37,007
Fee income	(30,264)	(34,149)	(30,264)	(34,149)
Interest expense	57,701	58,487	57,701	58,487
Depreciation and amortization	137,446	125,014	137,446	125,014
General and administrative	41,547	38,542	41,547	38,542
Other expense, net	1,214	7,727	1,214	7,727
Impairment charges	7,270	0	7,270	0
Equity in net income of joint ventures	(11,059)	(908)	(11,059)	(908)
Reserve of preferred equity interests	0	19,393	0	19,393
Tax expense	1,057	859	1,057	859
Gain on sale of joint venture interests	(13,943)	(45,635)	(13,943)	(45,635)
Gain on disposition of real estate, net	(6,069)	(993)	(6,069)	(993)
Income from non-controlling interests	384	621	384	621
Consolidated NOI	251,225	205,965	251,225	205,965
SITE Centers' consolidated JV	0	0	(958)	(1,200)
Consolidated NOI, net of non-controlling interests	251,225	205,965	250,267	204,765

Net income (loss) from unconsolidated joint ventures	53,525	(36,455)	9,943	366
Interest expense	32,898	47,555	8,113	9,251
Depreciation and amortization	50,309	77,580	11,480	13,665
Impairment charges	0	33,240	0	1,890
Preferred share expense	0	13,710	0	685
Other expense, net	8,806	10,844	2,186	2,250
Gain on disposition of real estate, net	(36,132)	(9,229)	(4,387)	(1,778)
Unconsolidated NOI	$109,406	$137,245	27,335	26,329

Total Consolidated + Unconsolidated NOI			277,602	231,094
Less: Non-Same Store NOI adjustments			490	9,705
Total SSNOI including redevelopment			278,092	240,799
Less: Redevelopment Same Store NOI adjustments			(11,071)	(7,478)
Total SSNOI excluding redevelopment			$267,021	$233,321

SSNOI % Change including redevelopment			15.5%
SSNOI % Change excluding redevelopment			14.4%

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Shopping Center Count
Operating Centers - 100%	137	137	138	138	147
Wholly Owned	81	80	78	78	69
JV Portfolio	56	57	60	60	78

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	24,356	24,327	24,370	24,429	22,587
Wholly Owned	21,677	21,605	21,580	21,639	19,600
JV Portfolio - Pro Rata Share	2,679	2,722	2,790	2,790	2,987
Unowned - 100%	10,475	10,475	10,617	10,562	12,408

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.44	$18.39	$18.39	$18.50	$18.53
Base Rent PSF < 10K	$29.20	$29.17	$28.91	$29.10	$29.17
Base Rent PSF > 10K	$15.36	$15.35	$15.39	$15.46	$15.52

Commenced Rate	90.2%	89.7%	88.6%	88.7%	89.7%
Commenced Rate < 10K SF	80.0%	79.7%	80.1%	80.4%	81.1%
Commenced Rate > 10K SF	93.6%	93.0%	91.3%	91.4%	92.4%

Leased Rate	92.3%	91.8%	91.4%	91.6%	91.9%
Leased Rate < 10K SF	83.9%	82.9%	82.8%	82.8%	83.3%
Leased Rate > 10K SF	95.1%	94.6%	94.1%	94.3%	94.6%

Wholly Owned SITE
Base Rent PSF	$18.67	$18.61	$18.62	$18.75	$18.89
Leased Rate	92.9%	92.3%	91.9%	91.9%	92.0%
Leased Rate < 10K SF	83.9%	82.7%	82.7%	82.7%	83.3%
Leased Rate > 10K SF	95.7%	95.4%	94.7%	94.7%	94.6%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.59	$16.62	$16.57	$16.62	$16.25
Leased Rate	87.6%	87.2%	87.4%	89.0%	91.3%
Leased Rate < 10K SF	83.5%	84.0%	83.2%	83.6%	83.3%
Leased Rate > 10K SF	89.2%	88.5%	89.1%	91.1%	94.4%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	89.8%	89.3%	89.1%	88.7%	87.0%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	10.2%	10.7%	10.9%	11.3%	13.0%

Quarterly SITE SSNOI at share including Redevelopment	21.6%	29.9%	(1.4%)	(12.0%)	(16.5%)
Quarterly SITE SSNOI at share excluding Redevelopment	20.5%	28.7%	(2.1%)	(11.8%)	(17.8%)

TTM Total Leasing - at pro rata share (GLA in 000's)	3,528	3,331	2,954	2,808	2,491
TTM Blended New and Renewal Rent Spreads - at pro rata share	1.6%	1.7%	1.9%	3.4%	5.5%

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	September 30, 2021	December 31, 2020	December 31, 2019
Capital Structure
Market Value Per Share	$15.44	$10.12	$14.02

Common Shares Outstanding	211,071	193,363	193,821
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	211,211	193,504	193,962

Common Shares Equity	$3,261,100	$1,958,258	$2,719,342

Perpetual Preferred Stock - Class K (1)	0	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$175,000	$325,000	$325,000

Unsecured Credit Facilities	0	135,000	5,000
Unsecured Term Loan	100,000	100,000	100,000
Unsecured Notes Payable	1,456,672	1,456,031	1,656,156
Mortgage Debt (includes JVs at SITE share)	458,360	473,576	372,498
Total Debt (includes JVs at SITE share)	2,015,032	2,164,607	2,133,654
Less: Cash (including restricted cash)	65,338	74,414	19,133
Net Debt	$1,949,694	$2,090,193	$2,114,521

Total Market Capitalization	$5,385,794	$4,373,451	$5,158,863

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,721,002	1,842,053	1,848,801
Consolidated Adjusted EBITDA - TTM	335,735	300,012	361,517
Average Consolidated Net Debt / Adjusted EBITDA (2)	5.1X	6.1X	5.1X

Average Pro-Rata Net Effective Debt	1,947,530	2,089,916	2,158,288
Pro-Rata Adjusted EBITDA - TTM	346,911	312,708	378,942
Average Pro-Rata Net Debt / Adjusted EBITDA (2)	5.6X	6.7X	5.7X

Outstanding Debt & Obligations	1,811,087	1,953,194	1,868,599
Undepreciated Real Estate Assets	5,345,437	5,256,719	5,194,413
Total Debt to Real Estate Assets Ratio (3)	34%	37%	36%
Covenant	65%	65%	65%

Secured Debt & Obligations	241,165	248,917	94,196
Total Assets	5,583,897	5,529,204	5,374,643
Secured Debt to Assets Ratio	4%	5%	2%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,738,696	4,624,168	4,500,271
Unsecured Debt & Obligations	1,569,922	1,704,277	1,774,404
Unencumbered Assets to Unsecured Debt (3)	302%	271%	254%
Covenant	135%	135%	135%

Net Income Available for Debt Service	313,112	264,148	336,137
Maximum Annual Service Charge	80,585	80,913	89,365
Fixed Charge Coverage Ratio	3.9X	3.3X	3.8X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses	313,112	280,716	336,304
Fixed Charge Coverage Ratio Excluding Other Expenses	3.9X	3.5X	3.8X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Redeemed on April 7, 2021.
(2) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(3) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	3Q21	3Q20	Change	3Q21		3Q20	Change

Leased rate	92.0%	92.4%	(0.4%)	92.7%		92.6%	0.1%
Commenced rate	90.0%	90.4%	(0.4%)	90.7%		90.9%	(0.2%)

Revenues:
Minimum rents	$114,038	$117,337		$88,561		$90,894
Recoveries	38,427	37,929		30,431		29,485
Uncollectible revenue	1,417	(20,283)		1,295		(15,964)
Percentage and overage rent	1,277	972		1,107		877
Ancillary and other rental income	2,291	1,696		1,653		1,293
	157,450	137,651	14.4%	123,047	(2)	106,585	15.4%
Expenses:
Operating and maintenance	(20,512)	(19,787)		(15,506)		(15,007)
Real estate taxes	(24,182)	(23,197)		(19,565)		(18,558)
	(44,694)	(42,984)	4.0%	(35,071)		(33,565)	4.5%
Total SSNOI excluding Redevelopment	$112,756	$94,667	19.1%	$87,976		$73,020	20.5%

Redevelopment SSNOI (3)	$3,643	$2,338		$3,643		$2,338
Total SSNOI including Redevelopment	$116,399	$97,005	20.0%	$91,619		$75,358	21.6%

Non-Same Store NOI	2,697	8,028		516		(3,923)
Total Consolidated + Unconsolidated NOI	$119,096	$105,033		$92,135		$71,435

SSNOI Operating Margin - Ex Redevelopment	71.6%	68.8%		71.5%		68.5%
SSNOI Recovery Rate - Ex Redevelopment	86.0%	88.2%		86.8%		87.8%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $0.5 million of accrued Minimum rents not collected.
(3) See Redevelopments section for detail on major redevelopment activity. Represents 4.0% of 3Q21 total NOI at SITE share.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	9M21	9M20	Change	9M21		9M20	Change

Leased rate	92.0%	92.4%	(0.4%)	92.7%		92.6%	0.1%
Commenced rate	90.0%	90.4%	(0.4%)	90.7%		90.9%	(0.2%)

Revenues:
Minimum rents	$341,716	$350,620		$265,026		$271,810
Recoveries	117,622	116,454		92,931		91,710
Uncollectible revenue	13,844	(41,595)		9,465		(32,289)
Percentage and overage rents	4,089	2,142		3,472		1,938
Ancillary and other rental income	6,659	6,336		4,752		4,744
	483,930	433,957	11.5%	375,646	(2)	337,913	11.2%
Expenses:
Operating and maintenance	(66,340)	(62,138)		(50,428)		(47,547)
Real estate taxes	(72,455)	(71,381)		(58,197)		(57,045)
	(138,795)	(133,519)	4.0%	(108,625)		(104,592)	3.9%
Total SSNOI excluding Redevelopment	$345,135	$300,438	14.9%	$267,021		$233,321	14.4%

Redevelopment SSNOI (3)	$11,071	$7,478		$11,071		$7,478
Total SSNOI including Redevelopment	$356,206	$307,916	15.7%	$278,092		$240,799	15.5%

Non-Same Store NOI	4,425	35,294		(490)		(9,705)
Total Consolidated + Unconsolidated NOI	$360,631	$343,210		$277,602		$231,094

SSNOI Operating Margin - Ex Redevelopment	71.3%	69.2%		71.1%		69.0%
SSNOI Recovery Rate - Ex Redevelopment	84.7%	87.2%		85.6%		87.7%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $0.8 million of accrued Minimum rents not collected.
(3) See Redevelopments section for detail on major redevelopment activity. Represents 4.0% of YTD total NOI at SITE share.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q21	25	96,921	$18.97	$16.06	18.1%	8.8	57	237,270	$20.27	8.7
2Q21	31	90,838	$21.24	$20.17	5.3%	8.4	60	167,312	$22.17	8.8
1Q21	28	70,219	$25.26	$21.98	14.9%	7.7	59	219,005	$21.32	8.5
4Q20	27	141,570	$15.52	$16.14	(3.8%)	8.1	45	229,332	$16.23	9.2
	111	399,548	$19.37	$18.06	7.3%	8.2	221	852,919	$19.83	8.8

Renewals
3Q21	100	763,907	$17.45	$17.00	2.6%	5.4	100	763,907	$17.45	5.4
2Q21	88	706,137	$14.16	$13.46	5.2%	5.3	88	706,137	$14.16	5.3
1Q21	86	490,103	$16.78	$17.52	(4.2%)	5.3	86	490,103	$16.78	5.3
4Q20	82	715,371	$15.08	$15.37	(1.9%)	4.4	82	715,371	$15.08	4.4
	356	2,675,518	$15.83	$15.73	0.6%	5.1	356	2,675,518	$15.83	5.1

New + Renewals
3Q21	125	860,828	$17.62	$16.89	4.3%	5.8	157	1,001,177	$18.12	6.3
2Q21	119	796,975	$14.97	$14.23	5.2%	5.8	148	873,449	$15.69	6.3
1Q21	114	560,322	$17.84	$18.08	(1.3%)	5.8	145	709,108	$18.18	6.5
4Q20	109	856,941	$15.15	$15.50	(2.3%)	5.1	127	944,703	$15.36	5.7
	467	3,075,066	$16.29	$16.03	1.6%	5.6	577	3,528,437	$16.79	6.2

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
3Q21	232,547	$20.59	$4.38	$4.38	$0.84	$9.60	$10.99	8.8	57%	43%
2Q21	144,844	$24.22	$1.95	$4.69	$1.16	$7.80	$16.42	8.7	34%	66%
1Q21	156,137	$21.22	$2.24	$4.51	$0.90	$7.65	$13.57	8.0	51%	49%
4Q20	225,132	$16.36	$2.07	$3.15	$0.77	$5.99	$10.37	8.6	72%	28%
	758,660	$20.16	$2.81	$4.10	$0.89	$7.80	$12.36	8.5	56%	44%

Renewals
3Q21	763,907	$17.65	$0.30	$0.00	$0.04	$0.34	$17.31	5.4	85%	15%
2Q21	706,137	$14.31	$0.05	$0.01	$0.00	$0.06	$14.25	5.3	85%	15%
1Q21	490,103	$16.93	$0.42	$0.00	$0.00	$0.42	$16.51	5.3	77%	23%
4Q20	715,371	$15.18	$0.11	$0.00	$0.02	$0.13	$15.05	4.4	76%	24%
	2,675,518	$15.98	$0.21	$0.00	$0.02	$0.23	$15.75	5.1	81%	19%

New + Renewals
3Q21	996,454	$18.33	$1.63	$1.44	$0.30	$3.37	$14.96	6.2	78%	22%
2Q21	850,981	$16.00	$0.50	$1.14	$0.28	$1.92	$14.08	6.1	76%	24%
1Q21	646,240	$17.96	$0.99	$1.43	$0.29	$2.71	$15.25	6.1	71%	29%
4Q20	940,503	$15.46	$0.85	$1.19	$0.30	$2.34	$13.12	5.5	75%	25%
	3,434,178	$16.90	$1.02	$1.29	$0.29	$2.60	$14.30	6.0	76%	24%

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	49	14	63	$22,400	5.9%	$25,507	1,583	6.5%	1,864	A/A2/NR
2	Dick's Sporting Goods (2)	15	4	19	10,463	2.8%	12,148	700	2.9%	846	NR
3	PetSmart	24	6	30	9,802	2.6%	11,149	572	2.3%	661	B/B2/NR
4	Michaels	23	9	32	9,071	2.4%	10,973	601	2.5%	762	B/B1/NR
5	Ulta	27	8	35	7,572	2.0%	8,926	303	1.2%	366	NR
6	Gap (3)	22	11	33	7,566	2.0%	9,519	393	1.6%	503	BB/Ba2/NR
7	Bed Bath & Beyond (4)	18	2	20	7,360	2.0%	7,872	610	2.5%	659	B+/Ba3/NR
8	Nordstrom Rack	10	0	10	7,108	1.9%	7,108	362	1.5%	362	BB+/Ba1/BBB-
9	Best Buy	9	3	12	7,024	1.9%	8,570	437	1.8%	550	BBB+/A3/NR
10	Ross Stores (5)	16	17	33	6,940	1.8%	10,373	579	2.4%	953	BBB+/A2/NR
11	Kohl's	7	7	14	6,673	1.8%	10,646	748	3.1%	1,221	BBB-/Baa2/BBB-
12	Kroger (6)	7	4	11	6,436	1.7%	7,736	459	1.9%	632	BBB/Baa1/NR
13	AMC Theatres	2	3	5	5,912	1.6%	9,842	215	0.9%	400	CCC+/Caa3/NR
14	Burlington	8	4	12	5,634	1.5%	7,121	360	1.5%	487	BB+/NR/NR
15	Five Below	26	13	39	5,291	1.4%	6,827	257	1.1%	341	NR
16	Whole Foods	3	2	5	5,026	1.3%	5,771	208	0.9%	259	AA/A1/AA-
17	Barnes & Noble	9	2	11	4,917	1.3%	5,453	232	1.0%	261	NR
18	Designer Brands Inc. (DSW)	12	1	13	4,401	1.2%	4,686	265	1.1%	281	NR
19	Home Depot	5	0	5	3,809	1.0%	3,809	600	2.5%	600	A/A2/A
20	Petco	12	6	18	3,769	1.0%	4,971	178	0.7%	242	B/B2/NR
21	Office Depot (7)	12	2	14	3,669	1.0%	4,144	267	1.1%	305	NR
22	Party City	14	5	19	3,605	1.0%	4,532	184	0.8%	237	CCC+/Caa1/CCC+
23	Jo-Ann	9	4	13	3,506	0.9%	4,268	300	1.2%	381	B/B2/NR
24	Cost Plus	10	3	13	3,505	0.9%	4,909	190	0.8%	263	NR
25	Staples	9	4	13	3,302	0.9%	3,971	209	0.9%	253	B/B2/NR
26	Total Wine & More	6	1	7	3,244	0.9%	3,437	165	0.7%	177	NR
27	Cinemark	2	2	4	3,111	0.8%	4,231	200	0.8%	266	B/NR/B+
28	Publix	3	13	16	2,988	0.8%	7,352	269	1.1%	786	NR
29	Ahold Delhaize (8)	2	5	7	2,952	0.8%	5,785	180	0.7%	385	BBB/Baa1/NR
30	Cineworld (Regal Cinemas)	3	0	3	2,940	0.8%	2,940	138	0.6%	138	CCC/NR/NR
31	Dollar Tree Stores	20	10	30	2,886	0.8%	3,721	250	1.0%	329	BBB/Baa2/NR
32	CGV Cinemas	1	0	1	2,849	0.8%	2,849	74	0.3%	74	NR
33	LA Fitness	3	1	4	2,379	0.6%	2,966	144	0.6%	175	BB-/B1/NR
34	Giant Eagle	2	1	3	2,330	0.6%	2,624	197	0.8%	253	NR
35	Macy's (9)	4	0	4	2,293	0.6%	2,293	183	0.8%	183	BB-/Ba2/BB+
36	AT&T	19	10	29	2,276	0.6%	2,793	64	0.3%	84	BBB/Baa2/BBB+
37	Mattress Firm	13	7	20	2,031	0.5%	2,755	66	0.3%	93	NR
38	Caleres Inc.	10	3	13	1,992	0.5%	2,498	95	0.4%	119	B+/B1/NR
39	Hobby Lobby	5	0	5	1,943	0.5%	1,943	267	1.1%	267	NR
40	JPMorgan Chase	10	3	13	1,936	0.5%	2,115	44	0.2%	53	A-/NR/AA-
41	Lowe's	2	2	4	1,918	0.5%	3,608	322	1.3%	531	BBB+/Baa1/NR
42	Carter's Childrenswear	13	7	20	1,868	0.5%	2,273	62	0.3%	80	BB+/NR/NR
43	Target	3	1	4	1,839	0.5%	2,118	502	2.1%	570	A/A2/A
44	T-Mobile (10)	21	9	30	1,742	0.5%	2,086	51	0.2%	64	BB+/NR/BBB-
45	Panera	11	2	13	1,729	0.5%	1,897	56	0.2%	63	NR
46	America's Best Contacts	16	5	21	1,668	0.4%	1,989	62	0.3%	76	NR
47	Darden (11)	8	2	10	1,592	0.4%	1,823	61	0.3%	73	BBB-/Baa3/BBB-
48	Albertsons Companies (12)	2	0	2	1,564	0.4%	1,564	116	0.5%	116	BB/Ba2/NR
49	Tailored Brands (13)	9	3	12	1,520	0.4%	1,759	76	0.3%	86	NR
50	Beall's (14)	5	3	8	1,462	0.4%	2,262	195	0.8%	294	NR
	Top 50 Total	551	224	775	$219,813	58.3%	$272,512	14,651	60.2%	19,024
	Total Portfolio				$377,041	100.0%	$479,548	24,356	100.0%	32,347

(1) T.J. Maxx (17) / Marshalls (22) / HomeGoods (15) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(8) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(2) Dick's Sporting Goods (15) / Golf Galaxy (4)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(3) Gap (3) / Old Navy (28) / Banana Republic (1) / Athleta (1)							(10) T-Mobile (27) / Metro PCS (2) / Sprint (1)
(4) Bed Bath (13) / buybuy Baby (7)							(11) Longhorn Steakhouse (6) / Olive Garden (4)
(5) Ross Dress For Less (31) / dd's Discounts (2)							(12) Safeway (1) / ACME (1)
(6) Kroger (6) / Harris Teeter (2) / King Soopers (1) / Mariano's (1) / Lucky's (1)							(13) Men's Wearhouse (10) / Jos. A. Bank (1) / K&G Fashion Superstore (1)
(7) Office Depot (6) / OfficeMax (8)							(14) Beall's (2) / Beall's Outlet (6)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	39	39	0.8%	$980	0.7%	$25.13	39	39	0.2%	$980	0.3%	$25.13
2021	5	97	0.6%	1,462	0.6%	$15.07	57	81	1.7%	2,334	1.7%	$28.81	62	178	0.8%	3,796	1.0%	$21.33
2022	46	1,225	7.2%	16,154	6.8%	$13.19	362	723	15.0%	20,717	14.9%	$28.65	408	1,948	8.9%	36,871	9.8%	$18.93
2023	113	2,686	15.7%	36,018	15.1%	$13.41	334	682	14.2%	19,404	13.9%	$28.45	447	3,368	15.4%	55,422	14.7%	$16.46
2024	111	2,683	15.7%	35,911	15.1%	$13.38	359	687	14.3%	20,236	14.5%	$29.46	470	3,370	15.4%	56,147	14.9%	$16.66
2025	99	2,435	14.2%	35,098	14.8%	$14.41	302	666	13.9%	18,164	13.1%	$27.27	401	3,101	14.1%	53,262	14.1%	$17.18
2026	92	2,080	12.1%	26,204	11.0%	$12.60	263	541	11.3%	15,514	11.1%	$28.68	355	2,621	11.9%	41,718	11.1%	$15.92
2027	70	1,772	10.3%	26,515	11.1%	$14.96	125	333	6.9%	9,485	6.8%	$28.48	195	2,105	9.6%	36,000	9.5%	$17.10
2028	36	699	4.1%	9,361	3.9%	$13.39	103	266	5.5%	8,553	6.1%	$32.15	139	965	4.4%	17,914	4.8%	$18.56
2029	31	801	4.7%	12,257	5.2%	$15.30	96	237	4.9%	7,780	5.6%	$32.83	127	1,038	4.7%	20,037	5.3%	$19.30
2030	33	767	4.5%	10,556	4.4%	$13.76	92	219	4.6%	6,936	5.0%	$31.67	125	986	4.5%	17,492	4.6%	$17.74
Thereafter	64	1,883	11.0%	28,334	11.9%	$15.05	115	334	6.9%	9,068	6.5%	$27.15	179	2,217	10.1%	37,402	9.9%	$16.87
Total	700	17,128	100.0%	$237,870	100.0%	$13.89	2,247	4,808	100.0%	$139,171	100.0%	$28.95	2,947	21,936	100.0%	$377,041	100.0%	$17.19

Signed Not Open	15	315		$4,672		$14.83	115	253		$7,219		$28.53	130	568		$11,891		$20.93
Vacant	50	906					404	970					454	1,876

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	35	33	0.7%	$910	0.7%	$27.58	35	33	0.2%	$910	0.2%	$27.58
2021	2	40	0.2%	752	0.3%	$18.80	47	66	1.4%	1,961	1.4%	$29.71	49	106	0.5%	2,713	0.7%	$25.59
2022	15	278	1.6%	4,236	1.8%	$15.24	228	396	8.2%	11,010	7.9%	$27.80	243	674	3.1%	15,246	4.0%	$22.62
2023	15	186	1.1%	4,135	1.7%	$22.23	204	322	6.7%	8,984	6.5%	$27.90	219	508	2.3%	13,119	3.5%	$25.82
2024	14	229	1.3%	3,612	1.5%	$15.77	207	333	6.9%	10,428	7.5%	$31.32	221	562	2.6%	14,040	3.7%	$24.98
2025	16	277	1.6%	3,857	1.6%	$13.92	179	305	6.3%	8,411	6.0%	$27.58	195	582	2.7%	12,268	3.3%	$21.08
2026	9	105	0.6%	1,525	0.6%	$14.52	139	212	4.4%	5,921	4.3%	$27.93	148	317	1.4%	7,446	2.0%	$23.49
2027	17	290	1.7%	4,794	2.0%	$16.53	126	241	5.0%	7,539	5.4%	$31.28	143	531	2.4%	12,333	3.3%	$23.23
2028	23	348	2.0%	5,894	2.5%	$16.94	119	263	5.5%	7,882	5.7%	$29.97	142	611	2.8%	13,776	3.7%	$22.55
2029	23	416	2.4%	5,720	2.4%	$13.75	126	236	4.9%	6,786	4.9%	$28.75	149	652	3.0%	12,506	3.3%	$19.18
2030	24	442	2.6%	7,281	3.1%	$16.47	105	221	4.6%	6,260	4.5%	$28.33	129	663	3.0%	13,541	3.6%	$20.42
Thereafter	542	14,517	84.8%	196,064	82.4%	$13.51	732	2,180	45.3%	63,079	45.3%	$28.94	1,274	16,697	76.1%	259,143	68.7%	$15.52
Total	700	17,128	100.0%	$237,870	100.0%	$13.89	2,247	4,808	100.0%	$139,171	100.0%	$28.95	2,947	21,936	100.0%	$377,041	100.0%	$17.19

Note: Includes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands

Redevelopment – Major (1)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
West Bay Plaza - Phase II	Cleveland, OH	100%		$9,102	$2,972	$6,130	$0	$2,972		2Q22	2Q23	Sierra Trading Post
Woodfield Village Green	Chicago, IL	100%		-	663	-	-	663		TBD	TBD	Costco
Perimeter Pointe	Atlanta, GA	100%		-	1,252	-	-	1,252		TBD	TBD	-
Total Redevelopment - Major			8%	$9,102	$4,887	$6,130	$0	$4,887

Redevelopment – Tactical (2)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
Shoppers World	Boston, MA	100%		$6,672	$164	$6,508	$0	$164		4Q22	4Q23	-
University Hills	Denver, CO	100%		4,589	519	4,070	-	519		3Q22	4Q23	-
Hamilton Marketplace	Trenton, NJ	100%		3,843	2,769	1,074	-	2,769		2Q22	4Q22	Mission BBQ, Mezeh Grill
Carolina Pavilion	Charlotte, NC	100%		2,339	167	2,172	-	167		4Q22	4Q23	Visionworks, Smoothie King
West Bay Plaza	Cleveland, OH	100%		335	100	235	55	45		4Q21	1Q22	Chase
Other Tactical Projects	N/A	100%		13,549	12,971	578	10,766	2,205
Total Redevelopment - Tactical			10%	$31,327	$16,690	$14,637	$10,821	$5,869

Other (3)				-	27,226	-	-	27,226
Undeveloped land (4)				-	4,161	-	-	4,161
Total Redevelopment Costs				$40,429	$52,964	$20,767	$10,821	$42,143	(5)

(1) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(2) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(3) Includes predevelopment and retenanting expenditures.

(4) Balance is in addition to owned land adjacent to existing centers with an estimated value of $5 million (decrease in value is due to Q3 non-operating land sales) and cost basis of the headquarters (non-income producing portion) of $32 million.

(5) Balance is in addition to SITE's pro rata share of joint venture CIP of $2 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands
Acquisitions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

05/12/21	Shoppes at Addison Place	Delray Beach, FL	100%	52	$40,000	$17,862	$40,000	$17,862
05/25/21	Emmet Street Station	Charlottesville, VA	100%	11	8,750	-	8,750	-
		2Q 2021 Total		63	$48,750	$17,862	$48,750	$17,862

09/13/21	Hammond Springs	Atlanta, GA	100%	69	$31,000	-	$31,000	-
		3Q 2021 Total		69	$31,000	$0	$31,000	$0

		Total YTD 2021		132	$79,750	$17,862	$79,750	$17,862

Dispositions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

02/02/21	Richmond Hill Land	Toronto, CAN	10.0%		$83,294	-	$22,123	-
03/19/21	Merriam Village-Hobby Lobby Parcel	Merriam Village, KS	100.0%	55	9,250	-	9,250	-
03/31/21	Non-operating land sales		100.0%		2,200	-	2,200	-
		1Q 2021 Total		55	$94,744	$0	$33,573	$0

04/27/21	Cofer Crossing (DDRM Properties)	Tucker, GA	20.0%	136	$20,000	$9,273	$4,000	$1,855
05/13/21	Shoppes at Golden Acres (DDRM Properties)	New Port Richey, FL	20.0%	131	8,500	9,609	1,700	1,922
05/19/21	Heather Island (DDRM Properties)	Ocala, FL	20.0%	71	8,500	5,399	1,700	1,080
	Non-operating land sales		100.0%		1,865	-	1,865	-
		2Q 2021 Total		338	$38,865	$24,281	$9,265	$4,857

09/24/21	Harundale Plaza (Other)	Glen Burnie, MD	20.0%	218	$16,375	-	$3,275	-
	Non-operating land sales		100.0%		17,860	-	17,860	-
		3Q 2021 Total		218	$34,235	$0	$21,135	$0

		Total YTD 2021		611	$167,844	$24,281	$63,973	$4,857

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$0	$0	0.98%				$0	0.98%
Unsecured Term Loan	100,000	100,000	1.08%				100,000	1.08%
Unsecured Public Debt	1,456,672	1,456,672	4.27%				1,456,672	4.27%
Fixed Rate Mortgage Loans	153,517	144,376	4.35%	$757,050	$177,575	4.75%	321,951	4.57%
Variable Rate Mortgage Loans	87,649	87,649	2.39%	243,798	48,760	3.18%	136,409	2.67%
Subtotal	$1,797,838	$1,788,697	4.01%	$1,000,848	$226,335	4.41%	$2,015,032	4.05%
Fair Market Value Adjustment	1,268	1,268		0	0		1,268
Unamortized Loan Costs, Net	(6,549)	(6,545)		(3,880)	(847)		(7,392)
Total	$1,792,557	$1,783,420	4.01%	$996,968	$225,488	4.41%	$2,008,908	4.05%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2021	$436	$0	$0	$436	$436	-
2022	1,921	149,460	0	151,381	142,240	3.13%
2023	1,260	35,177	187,209	223,646	223,646	2.60%
2024	749	27,059	65,614	93,422	93,422	4.18%
2025	46	25,058	457,142	482,246	482,246	3.80%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029	0	0	0	0	0	-
2030 and beyond	0	0	0	0	0	-
Unsecured debt discount			(3,293)	(3,293)	(3,293)
Total	$4,412	$236,754	$1,556,672	$1,797,838	$1,788,697	4.01%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2021	$611	$96,460	$0	$97,071	$34,119	5.81%
2022	1,672	462,528	0	464,200	93,085	3.66%
2023	1,735	0	0	1,735	600	-
2024	1,799	364,320	0	366,119	73,486	4.97%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.69%
2029	0	0	0	0	0	-
2030 and beyond	0	0	0	0	0	-
Total	$12,143	$988,705	$0	$1,000,848	$226,335	4.41%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	89.5%	4.3%	78.5%	4.7%	88.3%	4.3%
Variable	10.5%	1.7%	21.5%	3.2%	11.7%	2.0%

Recourse to SITE	87.0%	4.1%	0.0%	0.0%	77.3%	4.1%
Non-recourse to SITE	13.0%	4.4%	100.0%	4.4%	22.7%	4.4%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Term Loan ($200m)	$100,000	$100,000	01/23	L + 100
Unsecured Revolver ($950m)	0	0	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
	$100,000	$100,000
Public Debt
Unsecured Notes	87,123	87,123	05/23	3.52%
Unsecured Notes	65,534	65,534	08/24	4.07%
Unsecured Notes	456,014	456,014	02/25	3.79%
Unsecured Notes	398,468	398,468	02/26	4.43%
Unsecured Notes	449,533	449,533	06/27	4.80%
	$1,456,672	$1,456,672
Mortgage Debt
January 2022 Loan Pool (3 Assets) (4)	87,649	87,649	01/22	2.39%
Paradise Village Gateway, AZ (SITE 67%)	27,700	18,559	01/22	4.90%
White Oak Village	34,250	34,250	09/22	4.05%
Midtowne Park, SC	15,736	15,736	01/23	5.04%
Millenia Crossing, FL	20,159	20,159	01/23	4.32%
Concourse Village, FL	12,797	12,797	02/24	4.86%
Larkin's Corner, PA	16,074	16,074	06/24	4.09%
Shoppes at Addison Place (North), FL	9,090	9,090	02/25	4.08%
Shoppes at Addison Place (South), FL	7,225	7,225	02/25	4.11%
Shoppes at Addison Place (Outlot), FL	1,386	1,386	02/25	4.08%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$241,166	$232,025

Consolidated Debt Subtotal	$1,797,838	$1,788,697
FMV Adjustment – Assumed Debt	1,268	1,268
Unamortized Loan Costs, Net	(6,549)	(6,545)
Total Consolidated Debt	$1,792,557	$1,783,420

Rate Type
Fixed	$1,610,189	$1,601,048	4.0 years	4.28%
Variable	187,649	187,649	0.8 years	1.69%
	$1,797,838	$1,788,697	3.7 years	4.01%
Perpetual Preferred Stock
Class A	175,000	175,000	June 2022 (5)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Loan was repaid on October 8, 2021.
(5) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
October 2021 Loan Pool (4 assets) (2)	SAU	13,211	2,642	10/21	4.74%
Flat Shoals Crossing, GA (2)	SAU	3,407	681	10/21	4.65%
Sun Center Limited, OH (SITE 79%)	Other	18,703	14,859	11/21	6.48%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	61,342	15,795	11/21	5.41%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (11 assets)	DDRM	148,486	29,697	07/22	2.98%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,063	07/22	3.48%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
Lennox Town Center Limited, OH (SITE 50%)	Other	38,400	19,200	04/28	3.49%
May 2028 Loan Pool (6 assets)	SAU	38,937	7,788	05/28	4.20%
Unconsolidated Debt Subtotal		$1,000,848	$226,335
Unamortized Loan Costs, Net		(3,880)	(847)
Total Unconsolidated Debt		$996,968	$225,488

Rate Type
Fixed		$757,050	$177,575	2.2 years	4.75%
Variable		243,798	48,760	0.8 years	3.18%
		$1,000,848	$226,335	1.9 years	4.41%

(1) Assumes borrower extension options are exercised.
(2) Loan was extended for 6 months on October 18, 2021.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	Twelve months ended September 30, 2021	Twelve months ended September 30, 2020
Consolidated
Consolidated net income to SITE	$64,655	$61,009
Interest expense	76,818	79,236
Income taxes, net	1,329	691
Depreciation and amortization	183,101	166,700
Adjustments for non-controlling interests	(727)	(733)
EBITDA	325,176	306,903
Impairments	12,470	0
Reserve of preferred equity interests	0	22,831
Gain on sale of joint venture interests	(13,772)	(45,635)
Gain on disposition of real estate, net	(6,145)	(1,286)
EBITDAre	317,729	282,813
Separation charges	0	1,650
Equity in net income of JVs	(11,667)	(6,981)
Other expense, net	7,433	15,852
JV OFFO (at SITE Share)	22,240	23,876
Adjusted EBITDA (1)	335,735	317,210

Consolidated debt-average	1,784,770	1,805,133
Partner share of consolidated debt-average	(9,230)	(9,402)
Loan costs, net-average	6,952	8,357
Face value adjustments-average	(911)	(679)
Cash and restricted cash-average	(60,579)	(41,198)
Average net effective debt	$1,721,002	$1,762,211

Debt/Adjusted EBITDA – Consolidated (2)	5.1x	5.6x

Pro rata including JVs
EBITDAre	328,269	299,719
Adjusted EBITDA	346,911	330,890

Consolidated net debt-average	1,721,002	1,762,211
JV debt (at SITE Share)-average	240,442	282,085
Cash and restricted cash-average	(13,915)	(13,259)
Average net effective debt	$1,947,530	$2,031,037

Debt/Adjusted EBITDA – Pro Rata (2)	5.6x	6.1x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	Leased Rate	ABR	3Q21 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Madison International DDRM	20%	31	5,026	89.7%	$14.25	$15,238		$917,749	$462,528

Chinese Institutional Investors DTP	20%	10	3,397	92.8%	14.52	11,347		580,599	364,320

State of Utah SAU	20%	11	906	87.3%	13.32	2,213		128,759	55,555

Various Investors Other (3)	Various	3	1,046	89.1%	24.62	5,008		161,151	118,445
Total (4)		55	10,375	90.4%	$15.06	$33,806		$1,788,258	$1,000,848
Property management fees						1,540	(1)
Assets sold in 3Q2021						389	(1)
Net operating income						$35,735	(5)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the Other Expense line item.

(2) Excludes unamortized loan costs, net of $3.9 million or $0.8 million at SITE's Share.

(3) Other Joint Venture properties include Lennox Town Center (50%), Deer Park Town Center (50%) and Sun Center (79%).

(4) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest. All others presented at 100%.

(5) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 3Q21		Balance Sheet Pro Rata Adjustments 3Q21
Revenues:		Assets:
Rental Income (2)	$11,622	Land	$92,394
Other income (3)	624	Buildings	263,526
	12,246	Improvements	33,044
Expenses:			388,964
Operating and maintenance	1,572	Depreciation	(116,247)
Real estate taxes	1,616		272,717
	3,188	Construction in progress and land	1,744
Net Operating Income	9,058	Real estate, net	274,461
		Investment in JVs	(2,011)
Other Income (expense):		Cash and restricted cash	15,971
Fee income	(641)	Receivables, net	4,703
Impairment charges	0	Other assets, net	10,974
Interest expense	(2,706)	Total Assets	$304,098
Depreciation and amortization	(3,805)
Other income (expense), net	(59)	Liabilities and Equity:
Income before earnings from JVs	1,847	Mortgage debt	$225,488
Equity in net income of JVs	(1,824)	Notes payable to SITE	789
Basis differences of JVs	68	Other liabilities	13,043
Loss on disposition of real estate	(91)	Total Liabilities	239,320
Net income	$0	JVs share of equity	66,789
		Distributions in excess of net income	(2,011)
FFO Reconciliation 3Q21		Total Equity	64,778
Income before earnings from JVs	$1,847	Total Liabilities and Equity	$304,098
Depreciation and amortization	3,805
Basis differences of JVs	7
FFO at SITE's Ownership Interests	$5,659
OFFO at SITE's Ownership Interests	$5,660

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$8,133
Ground lease minimum rents	412
Percentage and overage rent	101
Straight-line rent, net	40
Amortization of (above) below market rent, net	95
Recoveries	2,660
Uncollectible revenue	181
(3) Other Income:
Ancillary and other rental income	194
Lease termination fees	430

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Combined Income Statement
	3Q21	3Q20	9M21	9M20
Revenues:
Rental income (1)	$46,074	$59,276	$145,880	$196,017
Other income (2)	2,592	743	4,743	2,889
	48,666	60,019	150,623	198,906
Expenses:
Operating and maintenance	6,682	8,776	21,876	29,419
Real estate taxes	6,249	9,837	19,341	32,242
	12,931	18,613	41,217	61,661

Net operating income	35,735	41,406	109,406	137,245

Other income (expense):
Interest expense	(10,980)	(14,700)	(32,898)	(47,555)
Depreciation and amortization	(16,605)	(23,901)	(50,309)	(77,580)
Impairment charges	0	0	0	(33,240)
Preferred share expense	0	(4,626)	0	(13,710)
Other expense, net	(2,832)	(3,246)	(8,806)	(10,844)
	5,318	(5,067)	17,393	(45,684)
(Loss) gain on disposition of real estate, net	(455)	319	36,132	9,229
Net income (loss) attributable to unconsolidated JVs	4,863	(4,748)	53,525	(36,455)
Depreciation and amortization	16,605	23,901	50,309	77,580
Impairment of real estate	0	0	0	33,240
Gain on disposition of real estate, net	455	(319)	(36,132)	(9,229)
FFO	$21,923	$18,834	$67,702	$65,136
FFO at SITE's ownership interests	$5,659	$4,388	$17,065	$14,529
Operating FFO at SITE's ownership interests	$5,660	$4,388	$17,097	$14,571
(1) Rental Income:
Minimum rents	$32,498	$46,003	$98,635	$149,231
Ground lease minimum rents	1,511	2,624	4,634	8,618
Percentage and overage rent	262	182	849	662
Straight-line rent, net	263	770	558	(1,080)
Amortization of (above) below market rent, net	476	1,509	1,553	4,795
Recoveries	10,705	15,900	33,307	50,709
Uncollectible revenue	359	(7,712)	6,344	(16,918)
(2) Other Income:
Ancillary and other rental income	811	713	2,568	2,839
Lease Termination fees	1,781	30	2,175	50

Combined Balance Sheet
			At Period End
			3Q21	4Q20
Assets:
Land			$428,167	$441,412
Buildings			1,212,771	1,258,879
Improvements			138,876	137,663
			1,779,814	1,837,954
Depreciation			(501,506)	(492,288)
			1,278,308	1,345,666
Construction in progress and land			8,444	58,201
Real estate, net			1,286,752	1,403,867
Cash and restricted cash			61,797	35,212
Receivables, net			19,513	25,719
Other assets, net			53,415	61,381
Total Assets			1,421,477	1,526,179

Liabilities and Equity:
Mortgage debt			996,968	1,029,579
Notes and accrued interest payable to SITE			3,789	4,375
Other liabilities			59,890	57,349
Total Liabilities			1,060,647	1,091,303
Accumulated equity			360,830	434,876
Total Equity			360,830	434,876
Total Liabilities and Equity			$1,421,477	$1,526,179

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	19	2,353	9.7%	90.7%	$30,768	8.2%	$14.52
2	Chicago-Naperville-Elgin, IL-IN-WI	6	1,165	4.8%	80.2%	23,738	6.3%	$25.86
3	Columbus, OH	7	1,582	6.5%	94.6%	23,346	6.2%	$16.17
4	Orlando-Kissimmee-Sanford, FL	7	1,325	5.4%	96.3%	23,004	6.1%	$19.47
5	Boston-Cambridge-Newton, MA-NH	2	1,421	5.8%	97.0%	22,426	5.9%	$25.37
6	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,238	5.1%	96.2%	21,897	5.8%	$22.25
7	Charlotte-Concord-Gastonia, NC-SC	4	1,384	5.7%	95.5%	21,677	5.7%	$16.56
8	Denver-Aurora-Lakewood, CO	4	1,367	5.6%	91.3%	20,594	5.5%	$17.91
9	Trenton, NJ	2	1,153	4.7%	93.9%	20,006	5.3%	$19.91
10	Los Angeles-Long Beach-Anaheim, CA	3	896	3.7%	96.4%	14,942	4.0%	$23.43
11	San Antonio-New Braunfels, TX	3	1,048	4.3%	87.0%	13,251	3.5%	$17.08
12	Phoenix-Mesa-Scottsdale, AZ	4	885	3.6%	84.9%	13,143	3.5%	$18.96
13	New York-Newark-Jersey City, NY-NJ-PA	8	793	3.3%	93.5%	11,990	3.2%	$18.41
14	Tampa-St. Petersburg-Clearwater, FL	7	663	2.7%	94.4%	10,200	2.7%	$17.95
15	Cincinnati, OH-KY-IN	2	588	2.4%	87.5%	9,256	2.5%	$17.82
16	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.8%	98.7%	9,255	2.5%	$21.61
17	Richmond, VA	3	591	2.4%	93.1%	9,232	2.4%	$20.49
18	Portland-Vancouver-Hillsboro, OR-WA	2	414	1.7%	88.4%	8,202	2.2%	$22.64
19	Cleveland-Elyria, OH	2	553	2.3%	96.0%	7,011	1.9%	$14.58
20	San Francisco-Oakland-Hayward, CA	3	229	0.9%	90.9%	6,562	1.7%	$31.64
	Other	37	4,278	17.6%	91.9%	56,541	15.0%	$15.53
	Total	137	24,356	100.0%	92.3%	$377,041	100.0%	$18.44

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	706	$17.52	AMC Theatres, Best Buy, Big Lots, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		352	423	$15.91	DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.81	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$28.20	PetSmart, Ross Dress for Less
5	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$17.45	Aldi, Kohl's, Michaels
6	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.55	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
7	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.54	Cinemark, H & M, Nike, Restoration Hardware
8	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.20	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
9	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
10	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.34	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
11	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$29.51	CGV Cinemas, The Studio Mix
12	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.42	Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
13	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		450	544	$13.58	Barnes & Noble, Best Buy, Burlington Coat Factory, DSW, Michaels (U), Nordstrom Rack, North Academy Fitness, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
14	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		241	258	$19.86	King Soopers, Marshalls, Michaels
15	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		233	642	$19.04	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
16	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		127	127	$18.04	Bed Bath & Beyond, The Fresh Market
17	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.47	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
18	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.62	HomeGoods (U), Stop & Shop, Target (U)
19	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.62	Publix
20	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$8.77	Big Lots, Indian River Antique Mall, Publix
21	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$16.05	Publix
22	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.59	Walmart Neighborhood Market
23	Shoppes at Addison Place	Miami-Fort Lauderdale-West Palm Beach, FL	Delray Beach	FL	100%		56	56	$44.45	—
24	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	100%		134	134	$17.43	Ross Dress for Less, T.J. Maxx
25	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.22	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
26	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.17	Publix
27	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$15.79	Home Depot (U), Jo-Ann, Ross Dress for Less
28	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.70	LA Fitness (U), The Fresh Market
29	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.20	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
30	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$14.53	Publix, Ross Dress for Less
31	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.90	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
32	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	73	73	$12.31	Aldi, Athletica Health & Fitness
33	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$16.25	Publix, Ross Dress for Less, T.J. Maxx
34	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$11.33	Presidente Supermarket
35	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$17.99	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		100	100	$26.45	Nordstrom Rack
37	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	264	264	$13.51	Badcock Home Furniture &more, dd's Discounts, Presidente Supermarket, Ross Dress for Less
38	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.03	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
39	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.91	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
40	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.86	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
41	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.71	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
42	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$15.64	buybuy BABY, Lowe's (U), PetSmart, Sprouts Farmers Market
43	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	222	$13.18	Bealls Outlet, Chuck E. Cheese's, Crunch Fitness, Kane Furniture
44	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$27.15	Publix (U), Target (U)
45	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.98	Publix, Walmart (U)
46	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$35.83	—
47	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$15.32	Office Depot (U), Publix, Ross Dress for Less
48	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$23.48	—
49	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.90	Kroger
50	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.46	Publix
51	Hammond Springs	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		69	69	$28.53	—
52	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		360	360	$19.19	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
53	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$14.40	Publix
54	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.79	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
55	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.40	Home Depot (U), Lowe's, Marshalls, Michaels, OfficeMax, Walmart (U)
56	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.79	Ashley Furniture Homestore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
57	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$12.22	Kroger
58	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.61	Publix
59	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.57	Goodwill
60	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$12.35	Aaron's
61	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$12.60	—
62	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$13.63	Dick's Sporting Goods Warehouse, Publix, Ross Dress for Less
63	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$13.50	Movie Tavern, Painted Tree Marketplace
64	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$12.17	Burlington, buybuy BABY, Home Depot, Jo-Ann, Kroger
65	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.28	Publix
66	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$15.43	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples
67	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$32.96	Mariano's, XSport Fitness
68	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$27.18	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
69	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	357	407	$32.50	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
70	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		490	656	$22.29	Bloomingdale's The Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
71	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.31	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T J Maxx, Target (U)
72	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$15.19	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Michaels, Target (U)
73	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		363	924	$14.41	Bob's Discount Furniture, Cinemark, Dick's Sporting Goods, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$17.10	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
75	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$25.34	AMC Theatres, Barnes & Noble, Best Buy, DSW, Golf Galaxy, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
76	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$15.15	Kohl's, Stop & Shop
77	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$15.17	AMC Theatres, Best Buy, Bob's Discount Furniture, Kohl's, Marshalls, Ross Dress for Less
78	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.49	Burlington, Micro Center, PetSmart, Target, Trader Joe's
79	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.49	Costco (U), HomeGoods, HomeSense, Target (U)
80	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$29.90	Whole Foods
81	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$34.14	Sam's Club (U), Walmart (U)
82	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$24.21	Stop & Shop
83	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$15.90	Big Lots, Dick's Sporting Goods, Target (U)
84	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$13.67	buybuy BABY, Dick's Sporting Goods, DSW, Home Depot
85	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$21.72	andThat!, Cost Plus
86	Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	100%		89	89	$12.78	The Edge Fitness Clubs
87	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		546	974	$19.70	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
88	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		607	1,115	$17.88	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Wegmans Food Markets
89	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	100%		249	249	$12.94	Home Depot, Super Stop & Shop
90	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$16.30	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
91	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		701	846	$13.87

AMC Theatres, American Freight Outlet Stores, Autozone, Bed Bath & Beyond, Big Lots, Burlington, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Target (U), Value City Furniture

92	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$24.61	Harris Teeter, Marshalls, PetSmart
93	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$16.52	The Fresh Market
94	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$13.11	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
95	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$14.41	Lowes Foods
96	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	225	$22.58	Harris Teeter
97	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$13.09	Lowes Foods
98	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$26.51	—
99	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	252	426	$16.09	Cost Plus World Market, Marshalls, Michaels, Ross Dress for Less, Target (U), Urban Air Trampoline & Adventure Park
100	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$10.97	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
101	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.50	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
102	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$17.17	Best Buy, Costco (U), Michaels, Target (U)
103	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.89	Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
104	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		147	147	$23.21	Fresh Thyme Farmers Market, HomeSense
105	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.01	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
106	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.45	Burlington, HomeGoods
107	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.37	Barnes & Noble, Marshalls, Phoenix Theatres, Staples, Target

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.75	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, Target (U), T.J. Maxx
109	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$16.98	Ashley Furniture Homestore, Michaels, PGA Tour Superstore, Staples, Whole Foods
110	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.65	Giant Eagle
111	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$10.95	Giant Eagle
112	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.63	Burlington, Kohl's, Planet Fitness
113	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		317	579	$19.93	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
114	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$34.40	—
115	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	100%		251	386	$16.46	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
116	Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	100%		225	225	$9.55	ACME, Walmart
117	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	100%		386	386	$9.37	Christmas Tree Shops, Home Depot, Jo-Ann
118	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.65	Food Lion, Jo-Ann, Kohl's, Marshalls
119	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$14.98	Marshalls, Michaels, T.J. Maxx, Total Wine & More, Walmart (U)
120	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	100%		167	174	$9.89	Dick's Sporting Goods, HomeGoods, Kohl's
121	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.92	REI, Whole Foods
122	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$14.24	Kroger
123	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$6.30	—
124	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.26	Best Buy, Restoration Hardware, Ross Dress for Less
125	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$26.97	—
126	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$18.15	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
127	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		490	841	$12.08	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), Target (U), T.J. Maxx, Urban Air Trampoline & Adventure Park
128	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.12	Ross Dress for Less, Target (U)
129	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		450	625	$18.27	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
130	Emmet Street Station	Charlottesville, VA	Charlottesville	VA	100%		11	11	$51.82	—
131	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$18.20	Michaels, The Fresh Market
132	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.90	Barnes & Noble, Regal Cinemas, Skate Nation (U)
133	White Oak Village	Richmond, VA	Richmond	VA	100%		432	956	$15.75	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
134	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.61	Kroger
135	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.39	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
136	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.76	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
137	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$12.00	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				32,347	42,822
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements3 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein. Reconciliation of 2021 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control, all for the trailing twelve months.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Shopping Center Summary
Operating Centers – 100%	137	137	138	138	147
Wholly Owned - SITE	81	80	78	78	69
JV Portfolio	56	57	60	60	78

Owned and Ground Lease GLA – 100%	32,347	32,492	32,806	32,863	34,758
Wholly Owned - SITE	21,677	21,605	21,580	21,639	19,600
JV Portfolio – 100%	10,670	10,887	11,226	11,224	15,158
Unowned GLA – 100%	10,475	10,475	10,617	10,562	12,408

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.51	$17.46	$17.43	$17.55	$17.22
Base Rent PSF < 10K	$27.68	$27.61	$27.37	$27.53	$27.27
Base Rent PSF > 10K	$14.44	$14.43	$14.43	$14.51	$14.24
Commenced Rate	89.7%	89.1%	88.1%	88.2%	89.0%
Leased Rate	91.7%	91.2%	90.8%	91.0%	91.4%
Leased Rate < 10K SF	83.9%	83.1%	82.5%	82.7%	82.6%
Leased Rate > 10K SF	94.4%	93.9%	93.7%	93.8%	94.2%

Joint Venture (100%)
Base Rent PSF	$15.25	$15.27	$15.24	$15.36	$15.14
Leased Rate	89.5%	88.8%	88.8%	89.3%	90.5%
Leased Rate < 10K SF	83.8%	83.8%	82.1%	82.6%	81.8%
Leased Rate > 10K SF	91.7%	90.8%	91.5%	91.9%	93.7%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q21	13	82,261	$19.00	$15.92	19.3%	8.7	35	218,767	$20.37	8.7
2Q21	18	76,487	$22.13	$20.82	6.3%	8.6	35	144,400	$23.05	9.0
1Q21	16	43,416	$33.70	$28.50	18.2%	7.7	38	187,639	$22.79	8.6
4Q20	19	122,056	$16.76	$17.40	(3.7%)	7.4	28	203,161	$16.97	9.0
	66	324,220	$20.86	$19.32	8.0%	8.1	136	753,967	$20.57	8.8

Renewals
3Q21	53	634,537	$18.09	$17.83	1.5%	5.5	53	634,537	$18.09	5.5
2Q21	42	569,976	$14.10	$13.35	5.6%	5.4	42	569,976	$14.10	5.4
1Q21	53	424,733	$16.36	$17.35	(5.7%)	5.4	53	424,733	$16.36	5.4
4Q20	47	522,326	$17.40	$17.77	(2.1%)	4.5	47	522,326	$17.40	4.5
	195	2,151,572	$16.53	$16.53	0.0%	5.2	195	2,151,572	$16.53	5.2

New + Renewals
3Q21	66	716,798	$18.19	$17.61	3.3%	5.9	88	853,304	$18.68	6.4
2Q21	60	646,463	$15.05	$14.23	5.8%	6.0	77	714,376	$15.91	6.5
1Q21	69	468,149	$17.97	$18.39	(2.3%)	5.8	91	612,372	$18.33	6.6
4Q20	66	644,382	$17.28	$17.70	(2.4%)	5.0	75	725,487	$17.28	5.7
	261	2,475,792	$17.09	$16.90	1.1%	5.7	331	2,905,539	$17.57	6.3

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
3Q21	214,044	$20.64	$4.63	$4.44	$0.83	$9.90	$10.74	8.8
2Q21	121,932	$25.45	$2.06	$5.44	$1.25	$8.75	$16.70	8.9
1Q21	124,771	$23.28	$2.48	$4.85	$0.97	$8.30	$14.98	8.1
4Q20	198,961	$17.05	$2.17	$3.65	$0.82	$6.64	$10.41	8.3
	659,708	$20.94	$3.02	$4.46	$0.93	$8.41	$12.53	8.5

Renewals
3Q21	634,537	$18.30	$0.33	$0.00	$0.05	$0.38	$17.92	5.5
2Q21	569,976	$14.24	$0.05	$0.01	$0.00	$0.06	$14.18	5.4
1Q21	424,733	$16.51	$0.48	$0.00	$0.00	$0.48	$16.03	5.4
4Q20	522,326	$17.51	$0.14	$0.00	$0.02	$0.16	$17.35	4.5
	2,151,572	$16.68	$0.24	$0.00	$0.02	$0.26	$16.42	5.2

New + Renewals
3Q21	848,581	$18.89	$1.82	$1.54	$0.32	$3.68	$15.21	6.4
2Q21	691,908	$16.22	$0.54	$1.35	$0.31	$2.20	$14.02	6.3
1Q21	549,504	$18.04	$1.06	$1.44	$0.29	$2.79	$15.25	6.1
4Q20	721,287	$17.38	$0.99	$1.52	$0.35	$2.86	$14.52	5.5
	2,811,280	$17.68	$1.15	$1.47	$0.32	$2.94	$14.74	6.1

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q21	12	73,300	$18.82	$16.87	11.6%	9.1	22	92,515	$19.04	8.4
2Q21	13	69,227	$15.65	$15.78	(0.8%)	7.4	25	112,030	$16.09	7.4
1Q21	12	134,014	$11.58	$11.44	1.2%	7.6	21	156,828	$12.50	7.4
4Q20	8	97,570	$7.76	$8.28	(6.3%)	17.0	17	127,309	$9.82	13.3
	45	374,111	$12.76	$12.48	2.2%	9.5	85	488,682	$13.86	8.7

Renewals
3Q21	47	446,750	$14.58	$13.51	7.9%	4.8	47	446,750	$14.58	4.8
2Q21	46	573,350	$13.42	$12.99	3.3%	5.1	46	573,350	$13.42	5.1
1Q21	33	277,564	$17.42	$16.82	3.6%	5.0	33	277,564	$17.42	5.0
4Q20	35	696,246	$9.40	$9.56	(1.7%)	4.2	35	696,246	$9.40	4.2
	161	1,993,910	$12.83	$12.44	3.1%	4.8	161	1,993,910	$12.83	4.8

New + Renewals
3Q21	59	520,050	$15.18	$13.98	8.6%	5.5	69	539,265	$15.34	5.5
2Q21	59	642,577	$13.66	$13.29	2.8%	5.4	71	685,380	$13.86	5.6
1Q21	45	411,578	$15.52	$15.07	3.0%	5.7	54	434,392	$15.64	5.7
4Q20	43	793,816	$9.20	$9.40	(2.1%)	5.6	52	823,555	$9.47	5.7
	206	2,368,021	$12.82	$12.45	3.0%	5.5	246	2,482,592	$13.04	5.6

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
3Q21	92,515	$20.03	$1.37	$3.57	$0.96	$5.90	$14.13	8.4
2Q21	112,030	$17.08	$1.23	$0.14	$0.58	$1.95	$15.13	7.4
1Q21	156,828	$13.06	$1.30	$3.20	$0.64	$5.14	$7.92	7.4
4Q20	127,309	$10.39	$1.21	$0.29	$0.43	$1.93	$8.46	13.3
	488,682	$14.61	$1.32	$1.66	$0.63	$3.61	$11.00	8.7

Renewals
3Q21	446,750	$14.74	$0.16	$0.00	$0.00	$0.16	$14.58	4.8
2Q21	573,350	$13.59	$0.03	$0.01	$0.00	$0.04	$13.55	5.1
1Q21	277,564	$17.63	$0.00	$0.00	$0.00	$0.00	$17.63	5.0
4Q20	696,246	$9.47	$0.00	$0.00	$0.02	$0.02	$9.45	4.2
	1,993,910	$12.97	$0.04	$0.00	$0.01	$0.05	$12.92	4.8

New + Renewals
3Q21	539,265	$15.65	$0.47	$0.92	$0.25	$1.64	$14.01	5.5
2Q21	685,380	$14.16	$0.29	$0.04	$0.13	$0.46	$13.70	5.6
1Q21	434,392	$15.98	$0.61	$1.50	$0.30	$2.41	$13.57	5.7
4Q20	823,555	$9.61	$0.44	$0.10	$0.17	$0.71	$8.90	5.7
	2,482,592	$13.29	$0.43	$0.51	$0.20	$1.14	$12.15	5.6

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	0	0	0.0%	$0	$0.00	0.0%	14	28	0.7%	$636	$22.71	0.5%	14	28	0.1%	$636	$22.71	0.2%
2021	4	95	0.6%	1,422	$14.97	0.7%	28	62	1.5%	1,781	$28.73	1.5%	32	157	0.8%	3,203	$20.40	0.9%
2022	38	1,178	7.6%	15,541	$13.19	7.1%	216	625	14.9%	18,162	$29.06	14.8%	254	1,803	9.2%	33,703	$18.69	9.9%
2023	80	2,463	16.0%	33,040	$13.41	15.2%	192	595	14.2%	17,319	$29.11	14.1%	272	3,058	15.6%	50,359	$16.47	14.8%
2024	76	2,373	15.4%	32,896	$13.86	15.1%	209	591	14.1%	17,665	$29.89	14.4%	285	2,964	15.1%	50,561	$17.06	14.8%
2025	71	2,228	14.4%	32,416	$14.55	14.9%	187	595	14.2%	16,473	$27.69	13.4%	258	2,823	14.4%	48,889	$17.32	14.4%
2026	55	1,705	11.0%	22,256	$13.05	10.2%	150	464	11.1%	13,594	$29.30	11.1%	205	2,169	11.1%	35,850	$16.53	10.5%
2027	46	1,624	10.5%	24,427	$15.04	11.2%	77	292	7.0%	8,262	$28.29	6.7%	123	1,916	9.8%	32,689	$17.06	9.6%
2028	20	599	3.9%	8,213	$13.71	3.8%	70	234	5.6%	7,501	$32.06	6.1%	90	833	4.2%	15,714	$18.86	4.6%
2029	23	746	4.8%	11,492	$15.40	5.3%	57	197	4.7%	6,625	$33.63	5.4%	80	943	4.8%	18,117	$19.21	5.3%
2030	27	736	4.8%	10,159	$13.80	4.7%	66	200	4.8%	6,439	$32.20	5.2%	93	936	4.8%	16,598	$17.73	4.9%
Thereafter	44	1,687	10.9%	26,007	$15.42	11.9%	79	307	7.3%	8,252	$26.88	6.7%	123	1,994	10.2%	34,259	$17.18	10.1%
Total	484	15,434	100.0%	$217,869	$14.12	100.0%	1,345	4,190	100.0%	$122,709	$29.29	100.0%	1,829	19,624	100.0%	$340,578	$17.36	100.0%

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	0	0	0.0%	0	$0.00	0.0%	13	23	0.5%	$636	$27.65	0.5%	13	23	0.1%	$636	$27.65	0.2%
2021	2	40	0.3%	752	$18.80	0.3%	23	51	1.2%	1,504	$29.49	1.2%	25	91	0.5%	2,256	$24.79	0.7%
2022	12	255	1.7%	3,941	$15.45	1.8%	127	330	7.9%	9,239	$28.00	7.5%	139	585	3.0%	13,180	$22.53	3.9%
2023	5	126	0.8%	3,157	$25.06	1.4%	101	264	6.3%	7,570	$28.67	6.2%	106	390	2.0%	10,727	$27.51	3.1%
2024	11	214	1.4%	3,499	$16.35	1.6%	119	282	6.7%	9,052	$32.10	7.4%	130	496	2.5%	12,551	$25.30	3.7%
2025	12	266	1.7%	3,672	$13.80	1.7%	100	268	6.4%	7,550	$28.17	6.2%	112	534	2.7%	11,222	$21.01	3.3%
2026	3	69	0.4%	839	$12.16	0.4%	65	171	4.1%	4,911	$28.72	4.0%	68	240	1.2%	5,750	$23.96	1.7%
2027	12	271	1.8%	4,573	$16.87	2.1%	74	201	4.8%	6,321	$31.45	5.2%	86	472	2.4%	10,894	$23.08	3.2%
2028	20	325	2.1%	5,439	$16.74	2.5%	75	231	5.5%	6,886	$29.81	5.6%	95	556	2.8%	12,325	$22.17	3.6%
2029	12	355	2.3%	5,004	$14.10	2.3%	67	189	4.5%	5,434	$28.75	4.4%	79	544	2.8%	10,438	$19.19	3.1%
2030	14	348	2.3%	5,827	$16.74	2.7%	68	197	4.7%	5,634	$28.60	4.6%	82	545	2.8%	11,461	$21.03	3.4%
Thereafter	381	13,165	85.3%	181,166	$13.76	83.2%	513	1,983	47.3%	57,972	$29.23	47.2%	894	15,148	77.2%	239,138	$15.79	70.2%
Total	484	15,434	100.0%	$217,869	$14.12	100.0%	1,345	4,190	100.0%	$122,709	$29.29	100.0%	1,829	19,624	100.0%	$340,578	$17.36	100.0%

Note: Includes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	0	0	0.0%	$0	$0.00	0.0%	25	48	2.0%	$1,262	$26.29	2.1%	25	48	0.5%	$1,262	$26.29	0.9%
2021	1	10	0.1%	201	$20.10	0.3%	29	65	2.7%	1,681	$25.86	2.8%	30	75	0.8%	1,882	$25.09	1.4%
2022	8	201	2.9%	2,416	$12.02	3.0%	146	359	14.7%	8,742	$24.35	14.6%	154	560	6.0%	11,158	$19.93	8.0%
2023	33	876	12.7%	10,665	$12.17	13.4%	142	399	16.3%	8,986	$22.52	15.1%	175	1,275	13.6%	19,651	$15.41	14.1%
2024	35	1,359	19.6%	13,368	$9.84	16.9%	150	395	16.2%	9,674	$24.49	16.2%	185	1,754	18.7%	23,042	$13.14	16.6%
2025	28	828	12.0%	9,603	$11.60	12.1%	115	304	12.4%	6,971	$22.93	11.7%	143	1,132	12.1%	16,574	$14.64	11.9%
2026	37	1,250	18.1%	13,505	$10.80	17.0%	113	302	12.4%	6,912	$22.89	11.6%	150	1,552	16.6%	20,417	$13.16	14.7%
2027	24	673	9.7%	8,864	$13.17	11.2%	48	167	6.8%	4,495	$26.92	7.5%	72	840	9.0%	13,359	$15.90	9.6%
2028	16	478	6.9%	5,304	$11.10	6.7%	33	89	3.6%	2,696	$30.29	4.5%	49	567	6.1%	8,000	$14.11	5.8%
2029	8	272	3.9%	3,825	$14.06	4.8%	39	128	5.2%	3,309	$25.85	5.5%	47	400	4.3%	7,134	$17.84	5.1%
2030	6	159	2.3%	1,982	$12.47	2.5%	26	70	2.9%	1,684	$24.06	2.8%	32	229	2.4%	3,666	$16.01	2.6%
Thereafter	20	818	11.8%	9,561	$11.69	12.1%	36	119	4.9%	3,264	$27.43	5.5%	56	937	10.0%	12,825	$13.69	9.2%
Total	216	6,924	100.0%	$79,294	$11.45	100.0%	902	2,445	100.0%	$59,676	$24.41	100.0%	1,118	9,369	100.0%	$138,970	$14.83	100.0%

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	% of SF < 10K	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	% of SF Total	ABR	Rent PSF	% of ABR Total
MTM	0	0	0.0%	0	$0.00	0.0%	22	41	1.7%	$1,046	$25.51	1.8%	22	41	0.4%	$1,046	$25.51	0.8%
2021	0	0	0.0%	0	$0.00	0.0%	24	55	2.2%	1,378	$25.05	2.3%	24	55	0.6%	1,378	$25.05	1.0%
2022	3	74	1.1%	827	$11.18	1.0%	101	219	9.0%	5,537	$25.28	9.3%	104	293	3.1%	6,364	$21.72	4.6%
2023	10	182	2.6%	2,782	$15.29	3.5%	103	268	11.0%	6,066	$22.63	10.2%	113	450	4.8%	8,848	$19.66	6.4%
2024	3	41	0.6%	443	$10.80	0.6%	88	212	8.7%	5,355	$25.26	9.0%	91	253	2.7%	5,798	$22.92	4.2%
2025	4	57	0.8%	926	$16.25	1.2%	79	182	7.4%	4,030	$22.14	6.8%	83	239	2.6%	4,956	$20.74	3.6%
2026	6	103	1.5%	1,632	$15.84	2.1%	74	161	6.6%	3,789	$23.53	6.3%	80	264	2.8%	5,421	$20.53	3.9%
2027	5	94	1.4%	1,103	$11.73	1.4%	52	152	6.2%	4,255	$27.99	7.1%	57	246	2.6%	5,358	$21.78	3.9%
2028	3	81	1.2%	1,291	$15.94	1.6%	44	125	5.1%	3,260	$26.08	5.5%	47	206	2.2%	4,551	$22.09	3.3%
2029	11	286	4.1%	2,986	$10.44	3.8%	59	159	6.5%	4,207	$26.46	7.0%	70	445	4.7%	7,193	$16.16	5.2%
2030	10	262	3.8%	3,459	$13.20	4.4%	37	92	3.8%	2,215	$24.08	3.7%	47	354	3.8%	5,674	$16.03	4.1%
Thereafter	161	5,744	83.0%	63,845	$11.12	80.5%	219	779	31.9%	18,538	$23.80	31.1%	380	6,523	69.6%	82,383	$12.63	59.3%
Total	216	6,924	100.0%	$79,294	$11.45	100.0%	902	2,445	100.0%	$59,676	$24.41	100.0%	1,118	9,369	100.0%	$138,970	$14.83	100.0%

Note: Includes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC